EXHIBIT 10.1

                              CONSULTING AGREEMENT
                              --------------------

     This Consulting Agreement (herein the "Agreement") is entered into as of the 4th day of November, 2003 by and between KOALA INTERNATIONAL WIRELESS, INC. (herein "the Company") with its principal place of business at 34 Couples Gallery, Ballantrae, ON, L4A 1M6 and PATRICIA COOKE, with her offices located at 1543 Bayview Avenue, Suite 409, Toronto ON M4G 3B5 (herein "the Consultant").

RECITALS

     The Consultant, through the expenditure of considerable money, time and effort, has created and developed, a system for providing consulting services (the "Services") to private and public companies. The Company desires to obtain the assistance of the Consultant and on the basis of previous telephone conversations and meetings between the Company and the Consultant as well as other discussions, preliminary financial statements, initial reports submitted by the Company, and the representations that the Company has made to the Consultant describing the Company and its principals, the present and proposed business activities of the Company, its operations, financial condition and capital structure, and various agreements and documents related thereto, the Consultant is willing to provide such assistance, with respect to the Services.

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the sufficiency of which is hereby acknowledged by each of the parties, the Company and the Consultant hereby agree as follows:

I.     ENGAGEMENT

     The Company hereby engages and retains the Consultant as Business Consultant for and on behalf of the Company to perform the Services (as that term is hereinafter defined) and the Consultant hereby accepts such appointment on the terms and subject to the conditions hereinafter set forth and agrees to use their best efforts in providing such Services.

II.     INDEPENDENT  CONTRACTOR

     A The Consultant is and in all respects deemed to be, an independent contractor in the performance of their duties hereunder, any law of any jurisdiction to the contrary notwithstanding.

     B The Consultant will not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee, agent, partner, co-venturer or controlling person of the Company, and the Consultant will have no power to enter into any agreement on behalf of or otherwise bind the Company.

     C The Consultant will not have or be deemed to have, fiduciary obligations or duties to the Company and will be free to pursue, conduct and carry on for its own account (or for the account of others) such activities, employment ventures, businesses and other pursuits as the Consultant in its sole, absolute and unfettered discretion may elect. The Consultant is not a registered broker, dealer or associated person of such, and is not purporting to act in any capacity requiring registration as a broker, dealer or associated person.

     D Notwithstanding the above, no activity, employment, venture, business or other pursuit of the Consultant during the term of this Agreement will conflict with the Consultant' obligations under this Agreement or be adverse to the Company's interests during the term of this Agreement.

III.     SERVICES

     The Consultant agree to provide the following, hereafter collectively referred to as the "Services":

     A. Advise the Company and/or any of its affiliates and associates in its efforts in developing, marketing, and promoting the products of the Company.

     B. Best Efforts. The Consultant will devote such time and best effort to the affairs of the Company as is reasonable and adequate to render the consulting services contemplated by this agreement.

     C. The Consultant is not responsible for the performance of any services which may be rendered hereunder without the Company providing the necessary information in writing prior thereto, nor will the Consultant include any services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of the Certified Public Accountant. The Consultant cannot guarantee results on behalf of the Company, but will pursue all reasonable avenues available through its network of contacts. At such time as an interest is expressed by a third party in the Company's needs, the Consultant will notify the Company and advise it as to the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by the Company.

     D. The Consultant will advise the Company in developing efficient marketing and promotional tools for the Company's products and services.

     E.   In  conjunction  with  the  Services,  the  Consultant  agrees  to:

          1. Make itself available to the officers of the Company at such mutually agreed upon place during normal business hours for reasonable periods of time, subject to reasonable advance notice and mutually convenient scheduling, for the purpose of advising the Company in the preparation of such reports, summaries, corporate and/or corporate profiles and marketing and promotional packages and/or other material and documentation ("Documentation") as will be necessary, in the opinion of the Consultant, to properly present the Company to other entities and individuals that could be of benefit to the Company.

          2. Make itself available for telephone conferences with the principal financial sales and/or operating officer(s) of the Company during normal business hours.

          3. Advise the Company's management in marketing and corporate development including potential alliances and strategic mergers, structuring the nature, extent and other parameters of any private or public offer(s) to be made to prospective alliance groups or their agents.

          4. Advise the Company's management in evaluating proposals and participating in negotiations with prospective alliance and marketing groups or their agents.

     F. This Agreement expressly excludes the Consultant from providing any and all capital formation and/of public relation services to the Company inclusive of but not limited to (i) direct or indirect promotion of the Company's securities; (ii) assistance in making of a market in the Company's securities; and (iii) assistance in obtaining debt and/or equity financing. The Consultant shall not have the power of authority to bind the Company to any transaction without the Company's prior written consent.

IV.     EXPENSES

     Both  the  Company  and  the  Consultant  agree  that:

     A. Both the Consultant and the Company will be responsible for their own normal and reasonable out-of-pocket expenses. "Normal and reasonable out-of-pocket expenses" will include but are not limited to: accounting, long distance communication, express mail, outside Consultant, etc., and other costs involved in the execution of this Agreement.

     B. Travel (including: airfare, hotel lodging and meals, transportation, etc.) will be the responsibility of the Company. The Consultant must obtain prior written approval for travel from the Company.

V.     COMPENSATION

     If, at any time during the terms of this Agreement and for a period of eighteen months following the termination of this agreement, the Company completes any transactions which includes, but is not limited to: any mergers with or acquires assets, or any other property, from any of the entities, affiliations or persons, its employees or former employees, agents, representatives, advisors, or consultants introduced to the Company by the Consultant, the Company agrees to issue the Consultant:

     4,000,000  shares  of  common  stock  of  the  Company

VI.     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS

     A. EXECUTION. The Execution, delivery and performance of this Agreement, ---------- in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any existing agreement, indenture, or other instrument to which either entity may be bound or affected.

     B. NON-DISCLOSURE AND NON-CIRCUMVENTION. The Company hereby irrevocably --------------------------------------- agrees not to circumvent, avoid, bypass, or obviate, directly or indirectly, the intent of this Agreement, to avoid payment of fees in any transaction with any corporation, partnership or individual, introduced by the Consultant to the Company, in connection with any project, any loans or collateral, or other transaction involving any products, transfers, or services, or addition, renewal extension, rollover, amendment, renegotiations, new contracts, parallel contracts/agreements, or third party assignments thereof. The Company understands and acknowledges that its obligations under this Non-Disclosure and Non-Circumvention Agreement are for the benefit of the Consultant and its successors and assigns, and that the Consultant's failure or delay in exercising any right, power and privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power and privilege hereunder operate as a waiver. The obligations of this Agreement shall remain in effect for a period of eighteen (18) months following the expiration of the term of this Agreement.

     C. Timely Appraisals. The Company shall keep the Consultant up to date and appraised of all business market and legal developments related to the Company and its operations and management.

          1. Accordingly, the Company shall provide the Consultant with copies of all amendments, revisions and changes to its business and marketing plans, bylaws, articles of incorporation private placement memoranda, key contracts, employment and consulting agreements and other operational agreements.

          2. The Company shall promptly notify the Consultant of the threat or filing of any suit, arbitration or administrative action, injunction, lien, claim or complaint and promptly forward a copy of all related documentation directly to the Consultant or at the Consultant' option to the Consultant' counsel.

          3. The Company shall also provide directly to the Consultant, current financial statements, including balance sheets, income statements, cash flows and all other documents provided or generated by the Company in the normal course of its business and requested by the Consultant from time to time.

          4. The Consultant shall keep all documents and information confidential as described in the section below titled, "CONFIDENTIAL DATA".

     D. Corporate Authority. Both the Company and the Consultant have full legal authority to enter into this Agreement and to perform the same in the time and manner contemplated.

     E. The individuals whose signatures appear below are authorized to sign this Agreement on behalf of their respective corporations.

     F. The Company will cooperate with the Consultant, and will promptly provide the Consultant with all pertinent materials and requested information in order for the Consultant to perform its Services pursuant to this Agreement.

     G. When issued, the Shares of the Company's Common Stock shall be duly and validly issued, fully paid and non-assessable.

     H. The Company also agrees to enter into such additional agreements, sign such additional documents, and provide such additional certifications and documentation as may be requested by the Consultant, or such other parties, related to the procurement of marketing and strategic alliances.

     I. Until termination of the engagement, the Company will notify the Consultant promptly of the occurrence of any event, which might materially affect the condition (financial or otherwise), or prospects of the Company.

VII.     TERM  AND  TERMINATION

     A. This Agreement shall be effective upon its execution and shall remain in effect for One (1) year.

     B. In no event shall any termination be effective until the expiration of at least ninety (90) days after the signing of this agreement.

     C. After ninety (90) days from the date hereof, the Company shall have the right to terminate PATRICIA COOKE's engagement hereunder by furnishing PATRICIA COOKE with a 30-day written notice of such termination.

     D. However, no termination of this Agreement by the Company shall in any way affect the right of PATRICIA COOKE to receive, as a result of its services rendered, transactions consummated and introductions made its fees or securities on any transactions which result in the Company receiving financing or other benefits hereunder.

VIII.     CONFIDENTIAL  DATA

     A. The Consultant shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of the Company, obtained by the Consultant as a result of its engagement hereunder, unless authorized, in writing, by the Company.

     B. The Company shall not divulge to others, any trade secret or confidential information, knowledge, or data concerning or pertaining to the business and affairs of the Consultant, obtained by the Company as a result of its engagement hereunder, unless authorized, in writing, by the Consultant.

     C. The Consultant shall not be required, in the performance of its duties, to divulge to the Company or any officer, director, agent, or employee of the Company, any secret or confidential information, knowledge, or data concerning any other person, firm or entity (including, but not limited to, any such persons, firm or entity which may be a competitor or potential competitor of the Company), which the Consultant may have or be able to obtain otherwise than a result of the relationship established by this Agreement.

IX.     OTHER  MATERIAL  TERMS  AND  CONDITIONS:

     A. INDEMNITY. The Company agrees to indemnify and hold harmless the Consultant and its affiliates against any legal action arising from written warranties and representations provided by the Company. Such indemnification shall include payment of judgments, if any, and costs of legal representation and court costs, if any.

     B. ADDITIONAL INSTRUMENTS. Each of the parties shall, from time to time, at the request of others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

     C. ENTIRE AGREEMENT. Each of the parties hereby covenants that this Agreement is intended to and does contain and embody herein all of the understandings and Agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding expressed or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

     D. LAWS OF THE STATE OF NEVADA. This Agreement shall be deemed to be made in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of Nevada, irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the State Courts of Nevada; or the United States District Court for the District of Nevada.

     E. ASSIGNMENTS. The benefits of the Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns; provided that the rights and obligations of the Company under this Agreement may not be assigned or delegated without prior consent of the Consultant, and any such purported assignment shall be null and void. Notwithstanding the foregoing, the Consultant may not assign or delegate its obligations and rights under this Agreement without consent of the Company, in the Company's sole discretion.

     F. ORIGINALS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement. Facsimile copies with signatures shall be given the same legal effect as an original.

     G. ADDRESSES OF PARTIES. Each party shall, at all times, keep the other informed of its principal place of business if different from that stated herein, and shall promptly notify the other of any change, giving the address of the new place of business or residence.

     H. NOTICES. All notices that are required to be or may be sent pursuant to the provision of this Agreement shall be sent by certified mail, return receipt requested, or by overnight package delivery service to each of the parties at the address appearing herein, and shall count from the date of mailing or the validated air bill.

     I. MODIFICATION AND WAIVER. A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature.

     J. INJUNCTIVE RELIEF. Solely by virtue of their respective execution of this Agreement and in consideration for the mutual covenants of each other, the Company and the Consultant hereby agree, consent and acknowledge that, in the event of the failure by the Company to pay the consideration to the Consultant or in the event of a breach of any other material term, the Consultant will be without adequate remedy-at-law and shall therefore, be entitled to immediately redress any material breach of this Agreement by temporary or permanent injunctive or mandatory relief obtained in an action or proceeding instituted in the State Courts of the State of Nevada or the United States District Court for the District of Nevada without the necessity of proving damages and without prejudice to any other remedies which the Consultant may have at law or in equity. For the purposes of this Agreement, the Company hereby agrees and consents that upon a material breach of this Agreement (as determined by a Court of Competent Jurisdiction) as aforesaid, in addition to any other legal and/or equitable remedies the Consultant may present a conformed copy of this Agreement to the aforesaid courts and shall thereby be able to motion the court obtain a permanent injunction enforcing this Agreement or barring enjoining or otherwise prohibiting the Company from circumventing the express written intent of the parties as enumerated in this Agreement.

     K. ATTORNEYS' FEES. If any arbitration, litigation, action, suit, or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, in relation to a breach of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions there from. As used in this Agreement, attorneys' fees will be deemed to be the full and actual cost of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment calculated on the basis of the usual fee charged by attorneys performing such services.

     L. PUBLIC NOTICES. Any public notice, press release or any type of dissemination of information regarding the Closing of any transaction covered in this agreement shall include a statement to the effect that "PATRICIA COOKE, Inc." acted as a consultant in the matter referenced.


IN WITNESS WHEREOF THE PARTIES HAVE DULY EXECUTED THIS CONSULTING AGREEMENT THIS 4TH DAY OF NOVEMBER, 2003

KOALA  INTERNATIONAL  WIRELESS,  INC.


/S/  BRADLEY  WILSON
---------------------
BRADLEY  WILSON-  PRESIDENT


PATRICIA  COOKE


/S/  PATRICIA  COOKE
---------------------
PATRICIA  COOKE